Exhibit 10.78(b)

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 2 to Amended and Restated Credit Agreement dated as of April 26, 2012 (this “Amendment”), is by and among SMITH & WESSON HOLDING CORPORATION, a Nevada corporation, SMITH & WESSON CORP., a Delaware corporation, THOMPSON/CENTER ARMS COMPANY, INC., a New Hampshire corporation, THOMPSON CENTER HOLDING CORPORATION, a Delaware corporation, SMITH & WESSON SECURITY SOLUTIONS, INC., a Delaware corporation, FOX RIDGE OUTFITTERS, INC., a New Hampshire corporation, O.L. DEVELOPMENT, INC., a New Hampshire corporation, BEAR LAKE HOLDINGS, INC., a Delaware corporation, and SMITH & WESSON DISTRIBUTING, INC., a Delaware corporation (collectively, the “Borrowers”, and each a “Borrower”), TD BANK N.A., a national banking association, in its capacity as administrative agent (in said capacity, the “Administrative Agent”) for the lenders from time to time party to the Credit Agreement referenced below (collectively, the “Lenders”).

R E C I T A L S:

WHEREAS, the Borrowers, the Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of December 7, 2010 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders enter into this Amendment to permit a Borrower to merge with and into another Borrower without obtaining the prior written consent of the Lenders, all as more particularly set forth herein, and the Administrative Agent and the Required Lenders have agreed to do so, subject to the terms and conditions set forth herein;

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Recitals. The foregoing recitals are hereby incorporated by reference herein.

2. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

3. Amendments to Credit Agreement. The parties hereto hereby agree that, effective on the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

3.1. Amendment to Section 7.03(a). Section 7.03(a)(i) of the Credit Agreement is hereby amended by deleting clause (i) in its entirety and substituting the following new clause (i) therefor:

“(i) any Subsidiary of any Borrower may merge into such Borrower in a transaction in which such Borrower is the surviving Person and any Borrower may merge into another Borrower,”.

4. Representations and Warranties. The Borrowers, by their execution hereof, jointly and severally represent and warrant as follows:

4.1. Legal Existence; Organization. Each Borrower is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization and under the laws of each other jurisdiction in which it is qualified to do business, with all power and authority (corporate or otherwise) necessary (a) to enter into this Amendment and the documents executed in connection herewith and to perform all of its obligations hereunder and thereunder, and (b) to own its properties and carry on the business now conducted or proposed to be conducted by it.

4.2. Enforceability. Each Borrower has taken all action (corporate or otherwise) required to make the provisions of this Amendment and the documents executed in connection herewith valid and enforceable obligations of such Borrower, as they purport to be. Each Borrower has duly authorized, executed and delivered this Amendment and the documents executed in connection herewith. This Amendment and each document executed in connection herewith is the legal, valid and binding obligations of such Borrower and each is enforceable against such Borrower in accordance with its terms.

4.3. No Legal Obstacle to Agreements. Neither the execution, delivery or performance by any Borrower of this Amendment or any document executed in connection herewith nor the execution, delivery or performance by any Borrower, nor the consummation of any other transaction referred to or contemplated by this Amendment, any document executed in connection herewith, nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in:

4.3.1 any breach or termination of any agreement, instrument, deed or lease to which such Borrower is a party or by which such Borrower is bound, or of the charter, by-laws or other organizational documents, as applicable, of such Borrower;

4.3.2 the violation of any law, judgment, decree or governmental order, rule or regulation applicable to such Borrower;

4.3.3 the creation under any agreement, instrument, deed or lease of any Lien (other than Liens on the Collateral which secure the Obligations) upon any of the assets of such Borrower; or

4.3.4 any redemption, retirement or other repurchase obligation of such Borrower under any charter, by-law, organizational document, agreement, instrument, deed or lease to which such Borrower is a party.

Except such as have been obtained and are in full force and effect, no approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by any Borrower in connection with the execution, delivery and performance by such Borrower of this Amendment or any document executed in connection herewith or the consummation of the transactions contemplated hereby or thereby or the execution, delivery and performance by such Borrower.

4.4. Defaults. No Default exists or, immediately after giving effect to this Amendment, will exist.

4.5. Incorporation of Representations and Warranties. The representations and warranties set forth in Article V of the Credit Agreement and in the other Loan Documents are each true and correct in all material respects on the date hereof as if originally made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case, such representations and warranties shall be true and correct as of such earlier date, provided that all representations and warranties set forth in Article V with respect to the Schedules shall be true and correct as of the date hereof with reference to the updated Schedules delivered herewith.

5. Conditions. This Amendment shall become effective upon the date when each of the following conditions precedent have been satisfied (the “Amendment Effective Date”):

5.1. Consummation of this Amendment. The Administrative Agent shall have received this Amendment fully executed by the parties hereto.

5.2. Fees and Expenses. The Borrowers shall have paid or provided for payment of all fees and expenses of the Administrative Agent (including the reasonable fees and expenses of its legal counsel) in connection with this Amendment and the documents executed in connection herewith and the transactions contemplated herein.

6. Further Assurances. Each Borrower will, promptly upon the request of the Administrative Agent from time to time, execute, acknowledge, deliver, file and record all such instruments and notices, and take all such other action, as the Administrative Agent deems necessary or advisable to carry out the intent and purposes of this Amendment (and the attached acknowledgements and consents) and the documents executed in connection therewith.

7. No Defenses; Release. Each Borrower warrants and represents to the Administrative Agent and the Lenders that, as of the Amendment Effective Date, such Borrower has no claims, counterclaims, offsets or defenses to the Loan Documents or the Obligations, or if any such Person does have any claims, counterclaims, offsets or defenses to the Loan Documents or the Obligations as of the Amendment Effective Date, the same are hereby waived, relinquished and released in consideration of the execution and delivery of this Amendment by the Administrative Agent and the Lenders party hereto.

8. General. Except as specifically amended hereby, all of the terms and provisions of the Credit Agreement and each of the other Loan Documents (including without limitation any Collateral Documents) and all related documents, shall remain in full force and effect and are hereby ratified and confirmed. This Amendment may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties thereto and their respective successors and assigns, including as such successors and assigns, all holders of any Obligation. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or in PDF format by electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, including, but not limited to, Section 5-1401 of the New York General Obligations Law.

[Signature pages follow]

Each of the undersigned has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

Borrowers:

SMITH & WESSON HOLDING CORPORATION

By:	/s/ Jeffrey D. Buchanan
Name:	Jeffrey D. Buchanan
Title:	Chief Financial Officer

SMITH & WESSON CORP.

By:	/s/ Jeffrey D. Buchanan
Name:	Jeffrey D. Buchanan
Title:	Chief Financial Officer

THOMPSON/CENTER ARMS COMPANY, INC.

By:	/s/ Jeffrey D. Buchanan
Name:	Jeffrey D. Buchanan
Title:	Chief Financial Officer

SMITH & WESSON SECURITY SOLUTIONS, INC.

By:	/s/ Jeffrey D. Buchanan
Name:	Jeffrey D. Buchanan
Title:	Chief Financial Officer

FOX RIDGE OUTFITTERS, INC.

By:	/s/ Jeffrey D. Buchanan
Name:	Jeffrey D. Buchanan
Title:	Chief Financial Officer

BEAR LAKE HOLDINGS, INC.

By:	/s/ Jeffrey D. Buchanan
Name:	Jeffrey D. Buchanan
Title:	Chief Financial Officer

O.L. DEVELOPMENT, INC.

By:	/s/ Jeffrey D. Buchanan
Name:	Jeffrey D. Buchanan
Title:	Chief Financial Officer

THOMPSON CENTER HOLDING COMPANY

By:	/s/ Jeffrey D. Buchanan
Name:	Jeffrey D. Buchanan
Title:	Chief Financial Officer

SMITH & WESSON DISTRIBUTING, INC.

By:	/s/ Jeffrey D. Buchanan
Name:	Jeffrey D. Buchanan
Title:	Chief Financial Officer

Required Lenders:

TD BANK, N.A.

By:	/s/ Maria P. Goncalves
Name:	Maria P. Goncalves
Title:	Regional Vice President

SOVEREIGN BANK

By:	/s/ Jorge A. Schwarz
Name:	Jorge A. Schwarz
Title:	SVP

BERKSHIRE BANK

By:	/s/ Stefanos A. Parastatidis
Name:	Stefanos A. Parastatidis
Title:	Commercial Loan Officer

CHICOPEE SAVINGS BANK

By:	/s/ Kathi L. Donahue
Name:	Kathi L. Donahue
Title:	Senior Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

By:	/s/ Benjamin Souh
Name:	Benjamin Souh
Title:	Vice President

Administrative Agent: TD BANK, NA., as Administrative Agent

By:	/s/ Maria P. Goncalves
Name:	Maria P. Goncalves
Title:	Regional Vice President